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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                      AMENDMENT TO CURRENT REPORT PURSUANT
                                       TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): August 8, 2005
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                               MAILKEY CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
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                 (State or Other Jurisdiction of Incorporation)

                   000-29331                      76-0270295
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           (Commission File Number)   (IRS Employer Identification No.)

                                17194 Preston Rd.
                                Suite 102 PMB 341
                                Dallas, TX 75248
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                    (Address of Principal Executive Offices)

                                 (214) 254-3440
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              (Registrant's Telephone Number, Including Area Code)

                             HIQ Corporation Service
                           202 South Minnesota Street
                              Carson City, NV 89703
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                     (Name and address of agent for service)

                                 (410) 752-8030
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          (Telephone number, including area code, of agent for service)
                        --------------------------------

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          (Former Name or Former Address, if Changed Since Last Report)

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     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


ITEM 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On August 3, 2005 Tim Dean-Smith and Susan Walton resigned their positions on the Board of Directors (the "Board") of Mailkey Corporation, a Nevada corporation (the "Company"). Tim Dean-Smith also resigned from his position as Chief Financial Officer of the Company. The resignations of Mr. Dean-Smith and Ms. Walton are consistent with the expectations of the parties pursuant to the consummation on the merger between iElement, Inc., and the Company on January 19, 2005, and do not arise from any disagreement on any matter relating to the Company's operations, policies or practices, nor regarding the general direction of the Company.

Neither Mr. Dean Smith nor Ms. Walton served on any subcommittees of the Board. The Company, which will formally change its name to "IElement Corporation" as soon as practicable following August 21, 2005, will immediately begin searching for individuals to fill the vacant positions on the Board and who will serve until the next elections are held for these positions. Additionally, Ivan Zweig, the current Chairman of the Board and Chief Executive Officer of the Company, will be appointed as the Chief Financial Officer of the Company, effective immediately, until a new Chief Financial Officer is found.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MailKey Corporation



Date:  August 8, 2005                   By: /s/  Ivan Zweig
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                                        Ivan Zweig
                                        Chief Executive Officer